UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2011

CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3750 STATE ROAD, BENSALEM, PA	19,020
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (215) 245-9100

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On December 1, 2011 we issued a press release reporting, among other things, our sales and operating results for the three and nine month periods ended October 29, 2011.  The press release is attached as Exhibit 99.1 to this report.

The press release contains certain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the Company's strategic review (including its plan to divest its Fashion Bug brand) may not result in any specific course of action or transaction; the failure to successfully execute our business plans could result in lower than planned sales and profitability, the failure to successfully execute or realize the projected benefits discussed above from our real estate strategy relating to store openings and relocations to strip shopping centers could result in lower than planned sales and profitability, the failure to divest Fashion Bug on a favorable or timely basis could distract the Company's management, cause the Company to continue to sustain losses and affect the execution of other components of its business plan, the failure to realize the benefits from the operation of our credit card program by our third-party provider, the impact of changes in laws and regulations governing credit cards could limit the availability of, or increase the cost of, credit to our customers, the failure to enhance the Company's merchandise and marketing and accurately predict fashion trends, customer preferences and other fashion-related factors, the failure of growth in the women's plus apparel market, the failure to continue receiving financing at an affordable cost through the availability of credit we receive from our bankers, suppliers and their agents, the failure to effectively implement our store closing plans, the failure to continue receiving accurate and compliant e-commerce and third-party processing services, the failure to achieve improvement in the Company's competitive position, the failure to maintain efficient and uninterrupted order-taking and fulfillment in our e-commerce and direct-to-consumer businesses, extreme or unseasonable weather conditions, economic downturns, escalation of energy and transportation costs, adverse changes in the costs or availability of fabrics and raw materials, a weakness in overall consumer demand, the failure to find suitable store locations, increases in wage rates, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the failure of our vendors to deliver quality and timely shipments in compliance with applicable laws and regulations, the interruption of merchandise flow from the Company's centralized distribution facilities and third-party distribution providers, inadequate systems capacity, inability to protect trademarks or other intellectual property, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Company filings with the Securities and Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

In accordance with general instruction B.2 to Form 8-K, the information included in this Item 2.02, and the exhibits attached hereto, shall be deemed to be “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date:	December 1, 2011	/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 1, 2011